                                                                    EXHIBIT 10.8

                               WARRANT AGREEMENT
                               -----------------



          WARRANT AGREEMENT (the "Agreement") dated as of December 14, 1995, by
                                  ---------
and between Bain Capital V Mezzanine Fund, L.P., a Delaware limited partnership, BCIP Trust Associates, L.P., a Delaware limited partnership, (collectively, the "Purchasers"), and Cambridge Industries Holdings, Inc., a Delaware corporation
 ----------
("Holdings"). Capitalized terms used herein shall have the meanings given to
  --------
such terms in Article VII hereof.

          WHEREAS, on the date hereof, pursuant to that certain Senior Subordinated Credit Agreement dated as of the date hereof (the "Credit
                                                                ------
Agreement") by and among the Purchasers, as lenders, Holdings and Cambridge
---------
Industries, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (the "Company"), the Purchasers are purchasing notes of the Company in
               -------
the aggregate principal amount of $11,900,000 (the "Notes").
                                                    -----

          WHEREAS, the Purchasers are acquiring from Holdings warrants in the form attached as Exhibit 1 hereto (the "Class A Warrants") and warrants in the
                                        ----------------
form attached as Exhibit 2 hereto (the "Class L Warrants" and collectively with
                 ---------              ----------------
the Class A Warrants, the "Warrants"), representing the right to purchase from
                           --------
Holdings Warrant Shares on the terms and conditions set forth in the Warrants.

          WHEREAS, the Warrants are being issued as an inducement and partial consideration for the Purchasers to enter into the Credit Agreement and to purchase the Notes.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     I.   Closing.
          -------

          A. Closing. The closing of the issuance of the Warrants to the
             -------
Purchasers (the "Closing") shall take place simultaneously with the closing
                 -------
pursuant to the Credit Agreement. The date of such Closing is hereinafter referred to as the "Closing Date."
                    ------------

          B. Transactions on Closing Date. At the Closing, Holdings shall
             ----------------------------
deliver to the Purchasers the duly issued Warrants.

     II.  Representations and Warranties of Holdings.  Holdings represents and
          ------------------------------------------
warrants to the Purchasers as follows:

          A.  Good Standing.  Holdings is a corporation duly organized, validly
              -------------
existing and in good standing under the laws of the State of Delaware.

          B.  Authority Relative to this Agreement.  Holdings has all requisite
              ------------------------------------
corporate power and authority to enter into and perform this Agreement and to issue and deliver the Warrants to the Purchasers. The execution, delivery and performance by Holdings of this Agreement, including the issuance and delivery of the Warrants to the Purchasers, have been duly authorized by all necessary corporate action on the part of Holdings. This Agreement has been duly executed and delivered by Holdings and is a legal, valid and binding obligation of Holdings and is enforceable against Holdings in accordance with its terms.

          C. No Conflict or Violation. The execution and delivery of this
             ------------------------
Agreement by Holdings, the performance by Holdings of its terms and the issuance and delivery of the Warrants to the Purchasers will not on the Closing Date conflict with or result in a violation of (i) the Certificate of Incorporation or By-Laws of Holdings as in effect on the Closing Date, or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment or decree to which Holdings is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of Holdings and will not deprive the Purchasers of any material benefit under this Agreement.

          D.  Validity of Issuance.  The Warrants to be issued to the Purchasers
              --------------------
pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrants will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrants).



          E.  Capital Structure and Subsidiaries. As of the Closing, the
              ----------------------------------
authorized capital stock of Holdings consists of (i) 1,000 shares of Preference Stock, par value $.01 per share, (ii) 200,000 shares of Class A Common Stock, par value $.01 per share, of which 55,000 shares shall be issued and outstanding and 4,723.01 shares shall be reserved for issuance upon exercise of the Class A Warrants, (iii) 29,000 shares of Class L Common Stock, par value $.01 per share, of which 25,000 shares shall be issued and outstanding and 1,180.75 shares shall be reserved for issuance upon exercise of the Class L Warrants, and (iv) 45,000 shares of Class P Common Stock, par value $.01 per share.

     III. Representations and Warranties of the Purchasers.  The Purchasers
          ------------------------------------------------
each hereby represent and warrant severally and not jointly to Holdings as follows:

          A.  Investment Intention. Each Purchaser is acquiring its Warrant, and
              --------------------
if the Warrant is exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Such Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell its Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has been registered under any applicable state securities or "blue sky" laws or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

     B.  Legends.  (a)  Each Purchaser acknowledges that each Warrant and each
         -------
Warrant Share will contain a legend substantially to the following effect:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          Upon reasonable request of Holdings in connection with any transfer of the Warrant or the Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchasers), the Purchasers will deliver, if requested by Holdings, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to Holdings to the effect that such transfer may be effected without registration under the Securities Act. Holdings agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Holdings, to the effect that such legend no longer applies to Warrant Shares.

          (b) Each Purchaser acknowledges that each Warrant and each Warrant Share will contain a legend substantially to the following effect:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 17, 1995 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          This legend may be removed upon termination of the Stockholders Agreement.

          C.  Additional Investment Representations.  Each Purchaser is an
              -------------------------------------
"accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.



     IV.  Inspection Rights.  So long as the Purchasers own at least 50% of any
          -----------------
class of Warrant Shares issued on the date hereof (assuming, for purposes of this Article IV, full exercise of the Warrants), Holdings shall permit one representative of any holder of the Warrants or the Warrant Shares selected by the holders of the majority of the Warrant Shares (assuming for purposes of this section that the Warrants have been fully exercised), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of Holdings and its subsidiaries (ii) examine the corporate and financial records of Holdings and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of Holdings and its subsidiaries (it being understood that such representative will keep all non-public information confidential).



     V.   Management Rights.
          -----------------

          A.  VCOC Status.  Holdings acknowledges that Bain Capital V Mezzanine
              -----------
Fund, L.P. (the "MezFund")  is a "venture capital operating company" as such
                 -------
term is used in the "plan assets" regulation (29 CFR 2510.3-101) issued by the Department of Labor under the Employee Retirement Income Security Act of 1974, as amended, and that the MezFund's investment in the Notes and Warrants is intended to be a "venture capital investment" within the meaning of regulation 29 CFR 2510.3-101(d)(3)(i). Holdings further acknowledges that the contractual provisions, contained in this Section V and elsewhere in this Agreement and the other Documents (as defined in the Credit Agreement) provide the MezFund with the opportunity and right to substantially participate in, or substantially influence the conduct of, the management of Holdings.

          B.  Participation Rights.  Upon reasonable notice to Holdings' chief
              --------------------
executive officer and chief financial officer, as long as the MezFund holds a Warrant, Holdings agrees to cause such of Holdings' key executive officers as are designated by the MezFund to meet with representatives of the MezFund at mutually convenient times and locations in order to discuss the conduct of Holdings' business and affairs, and to receive the MezFund's recommendations and advice in connection therewith. It is anticipated that such meetings and discussions will occur periodically (but not, in general, more than once in any 30-day period absent unusual circumstances) as requested by the MezFund. Such meetings and discussions may, at the MezFund's option, be conducted in person or by use of telephonic means.

          C.  Attendance Rights.  Holdings and the Company shall give the
              -----------------
MezFund (so long as the MezFund holds any Warrant) written notice of each meeting of its board of directors and each committee thereof at least three business days prior to the date of each such meeting, and Holdings and the Company shall permit a representative of the MezFund to attend as an observer all meetings of their boards of directors and all committees thereof. Such representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If Holdings or the Company proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, Holdings or the Company, as applicable, shall give written notice thereof to such representative prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. Holdings or the Company, as applicable, shall pay the reasonable out-of-pocket expenses of the representative incurred in connection with attending such board and committee meetings.

          D.  Holdings' Rights.  Without limiting the generality of the
              ----------------
foregoing, nothing contained in this Section V will obligate or require Holdings (or any of its officers, directors, agents or employees) to (i) engage or participate in any inequitable conduct or (ii) breach, or participate in any breach of, any duty or obligation owed to any Person.

     VI.  Other Documents.  Holdings and the Purchasers acknowledge that at the
          ---------------
Closing, each Purchaser will execute counterparts and become parties to the Stockholders Agreement and the Registration Rights Agreement dated as of November 17, 1995 by and among Holdings, certain of the Purchasers and certain stockholders of Holdings, as the same may be amended, restated or modified from time to time, in accordance with the terms thereof.

     VII. Miscellaneous
          -------------

          A.  Definitions.  For the purposes of this Agreement, the following
              -----------
terms shall have the following meanings:

          "Common Stock" means collectively, Holdings' Class A Common Stock, par
           ------------
value $.01 per share, Holdings' Class L Common Stock, par value $.01 per share, and Holdings' Class P Common Stock, par value $.01 per share, or any securities into which such Common Stock is hereafter converted or exchanged.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
November 17, 1995 by and among Holdings, certain of the Purchasers and certain other stockholders of Holdings, as may be amended, restated or modified from time to time.

          "Warrant Shares" means shares of the Common Stock obtained or
           --------------
obtainable upon exercise of the Warrants; provided, that if there is a change
                                          --------
such that the securities issuable upon exercise of the Warrants are issued by an entity other than Holdings or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

          B.  Notices.  All notices and other communications provided for herein
              -------
shall be dated and in writing and shall be deemed to have been duly given (i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile with confirmation of receipt and (ii) when received if delivered otherwise, to the party to whom it is directed:

          Holdings:

               Cambridge Industries Holdings, Inc.
               555 Horace Brown Drive
               Madison Heights, MI  48071
               Attention: Chief Financial Officer
               Facsimile No.:  (810) 616-0530
               with a copy to:

               Jaffe, Raitt, Heuer & Weiss
               One Woodward
               Suite 2400
               Detroit, MI  48226
               Attention:  Ira J. Jaffe
               Facsimile No.:  (313) 961-8358



          Purchasers:

               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, MA  02116
               Attention:  Joshua Bekenstein
                           Mark Wolpow
                           Ronald Mika
               Facsimile No.:  (617) 572-3274



               with a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attention:  James L. Learner
               Facsimile No.:  (312) 861-2200

or to such other address as either party hereto shall have specified by notice in writing to the others.

          C.  Assignment.  This Agreement and all the provisions hereof shall be
              ----------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by Holdings without the prior written consent of the Purchasers.

          D.  Amendment.  This Agreement may be amended only by a written
              ---------
instrument signed by Holdings and the Purchasers.

          E.  Waiver.  Any party hereto may (a) extend the time for the
              ------
performance of any of the obligations or other acts of the other party hereto,
(b) waive any inaccuracies in the represent ations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

          F.  Severability.  In the event that any one or more of the provisions
              ------------
hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          G.  Applicable Law.  The corporate law of the State of Delaware shall
              --------------
govern all issues and questions concerning the relative rights of the Purchasers and Holdings. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          H. Expenses.  All reasonable fees and expenses incurred by the
             --------
Purchasers in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of the Purchasers' counsel, shall be paid by Holdings, whether or not the issuance of the Warrants, the execution and delivery of the Credit Agreement or any other transaction contemplated hereby is consummated.

          I. Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

          J. Descriptive Headings.  The headings in this Agreement are for
             --------------------
convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                           *     *     *     *     *

   IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.



                              CAMBRIDGE INDUSTRIES HOLDINGS, INC.



                              By:   /s/ Bruce Wilson
                                    -----------------------------------
                              Its:  Secretary/Treasurer



                              BAIN CAPITAL V MEZZANINE FUND, L.P.



                              By:   Bain Capital V Mezzanine Partners, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner



                              By:
                                    -----------------------------------
                              Its:  Managing Director



                              BCIP TRUST ASSOCIATES, L.P.



                              By:
                                    -----------------------------------
                              Its:  General Partner

   IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.



                              CAMBRIDGE INDUSTRIES HOLDINGS, INC.



                              By:
                                    -----------------------------------
                              Its:



                              BAIN CAPITAL V MEZZANINE FUND, L.P.


                              By:   Bain Capital V Mezzanine Partners, L.P.
                              Its:  General Partner


                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner



                              By:   [SIGNATURE APPEARS HERE]
                                    -----------------------------------
                              Its:  Managing Director



                              BCIP TRUST ASSOCIATES, L.P.



                              By:   [SIGNATURE APPEARS HERE]
                                    -----------------------------------
                              Its:  General Partner